UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K/A No. 6

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 25, 2004
Date of Report
(Date of Earliest Event Reported)

WIDEPOINT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23967	52-2040275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indentification No.)

One Lincoln Centre,
Oakbrook Terrace, Illinois 60181
(Address of principal executive offices (zip code))

630-629-0003
(Registrant’s telephone number, including area code)

        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated October 25, 2004, as previously amended by Amendment No. 5 filed on August 17, 2005, as set forth in the pages attached hereto:

        Item 9.01 (b) Financial Statements and Exhibits - Pro Forma Financial Information

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

WIDEPOINT CORPORATION

By:	/s/ James T. McCubbin James T. McCubbin Vice President and Chief Financial Officer

Dated:	January 19, 2006

Item 9.01:      Financial Statements and Exhibits

     (a)     Financial Statements of Business Acquired.
               The following financial statements are filed as exhibits hereto:

99.1	Audited Financial Statements of Operational Research Consultants, Inc. for the fiscal years ended December 31, 2002 and December 31, 2003

99.2	Unaudited Financial Statements of Operational Research Consultants, Inc. for the nine months ended September 30, 2004

     (b)     Pro Forma Financial Information.
               The following pro forma financial information is filed as an exhibit hereto:

99.3	Unaudited Proforma Financial information of Operational Research Consultants, Inc. and WidePoint Corporation for the fiscal year ended December 31, 2003, and the nine months ended September 30, 2004, respectively, related to the acquisition of Operational Research Consultants, Inc.

     (c)     Exhibits.

10.1	Preferred Stock Purchase Agreement Between WidePoint Corporation and Barron Partners LP*

10.2	Common Stock Purchase Warrant between WidePoint Corporation and Barron Partners LP*

10.3	Registration Rights Agreement between WidePoint Corporation and Barron Partners LP*

10.4	Certificate Of Designations, Rights And Preferences Of The Series A Convertible PreferredStock between WidePoint Corporation and Barron Partners LP*

10.5	Stock Purchase Agreement by and among WidePoint Corporation, Operational Research Consultants Inc. and the Shareholders of Operational Research Consultants, Inc.*

99.1	Audited Financial Statements of Operational Research Consultants, Inc. for the fiscal years ended December 31, 2002 and December 31, 2003**

99.2	Unaudited Financial Statements of Operational Research Consultants, Inc. for the nine months ended September 30, 2004**

99.3	Unaudited Proforma Financial information of Operational Research Consultants, Inc. and WidePoint Corporation for the fiscal year ended December 31, 2003, and the nine months ended September 30, 2004, respectively, related to the acquisition of Operational Research Consultants, Inc.***

*	Previously filed on Form 8-K/A No. 1 dated October 25, 2004
**	Previously filed on Form 8-K/A No. 3 filed May 3, 2005
***	Amended Pro Forma Financial Information filed herewith